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                                                                   EXHIBIT 10.18


                         MASTER AMENDMENT, CONFIRMATION
                          AND ACKNOWLEDGMENT AGREEMENT

     MASTER AMENDMENT, CONFIRMATION AND ACKNOWLEDGMENT AGREEMENT (this "MASTER AMENDMENT") dated as of September 28, 1999, by PITA GENERAL CORPORATION, an Illinois corporation ("BORROWER"), ZC SPECIALTY INSURANCE COMPANY, a Texas corporation ("SURETY"), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("LENDER"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("GUARANTOR"), AHC TENANT, INC., a Delaware corporation ("LESSEE"), ALS-CLARE BRIDGE, INC., a Delaware corporation ("ALS-CLARE BRIDGE"), ALI PALMER RANCH EAST, INC., a Delaware corporation ("ALI PALMER RANCH"), SELCO SERVICE CORPORATION, an Ohio corporation ("SELCO"), BANK ONE, NATIONAL ASSOCIATION, a national banking association duly established with its principal corporate trust office located in Chicago, Illinois (formerly known as THE FIRST NATIONAL BANK OF CHICAGO) ("TRUSTEE"), CLARE BRIDGE OF CITRUS HEIGHTS L.P., CLARE BRIDGE OF COBB COUNTY L.P., CLARE BRIDGE OF COLORADO SPRINGS L.P., CLARE BRIDGE OF DECATUR L.P., CLARE BRIDGE OF EAST MESA L.P., CLARE BRIDGE OF OVERLAND PARK L.P., CLARE BRIDGE OF PEORIA L.P., CLARE BRIDGE OF RENO L.P., CLARE BRIDGE OF ROANOKE L.P., CLARE BRIDGE OF SOUTH PARK L.P., CLARE BRIDGE OF SUN CITY WEST DEER VALLEY L.P., WYNWOOD OF BOYNTON BEACH WEST L.P., WYNWOOD OF BREA L.P., WYNWOOD OF DUNEDIN L.P., WYNWOOD OF EMERSON L.P., WYNWOOD OF TUCSON L.P., WYNWOOD OF WAYNE L.P., WYNWOOD OF WESTLAKE L.P., WYNWOOD OF WEST ORANGE, L.P. AND WYNWOOD OF WHITTIER L.P. (collectively, the "INITIAL JOINT VENTURES") and CLARE BRIDGE OF DENVER L.P., WYNWOOD OF BOYNTON BEACH CONGRESS L.P., WYNWOOD OF PALMER RANCH EAST L.P., WYNWOOD OF SARASOTA L.P., CLARE BRIDGE OF FULTON COUNTY L.P. AND WYNWOOD OF FULTON COUNTY L.P. (the "ADDITIONAL JOINT VENTURES", and together with the Initial Joint Ventures, the "JOINT VENTURES").

                                 R E C I T A L S

     WHEREAS, Borrower, Surety, Lender, Guarantor, Lessee, SELCO and Trustee are party to that certain Trust Agreement dated as of July 16, 1999 (the "TRUST AGREEMENT") pursuant to which the parties thereto have, among other things, appointed Trustee to act as trustee.

     WHEREAS, Borrower, Lessee and Lender are party to that certain Loan Agreement dated as of July 16, 1999 (THE "LOAN AGREEMENT") pursuant to which the Lender made the Initial Advance (as defined in the Loan Agreement) on or about July 20, 1999, and agreed, subject to the satisfaction of certain conditions, to make the Additional Advance (as



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defined in the Loan Agreement).

     WHEREAS, Borrower (as Lessor) and Lessee are party to that certain Master Lease Agreement dated as of July 16, 1999 (together with all Lease Supplements thereto, the "MASTER LEASE") pursuant to which Borrower has leased to the Lessee, certain Leased Properties on the initial Property Closing Date, and has agreed to lease to the Lessee the Additional Properties on the Additional Properties Closing Date, subject to the terms and provisions of the Master Lease.

     WHEREAS, in connection with the making of the Additional Advance and the leasing of Additional Properties on the Additional Properties Closing Date, the parties hereto desire to amend certain of the Transaction Documents to effectuate the foregoing.

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Master Glossary of Definitions referred to in the Trust Agreement, including any amendments to such definitions contemplated hereby.

                                   ARTICLE II
                  AMENDMENTS, CONFIRMATIONS AND ACKNOWLEDGMENTS

     Section 2.1 AMENDMENTS AND CONFIRMATIONS TO TRUST AGREEMENT.

          (a) Amendment of Grant of Trust Estate. The last sentence of the first paragraph of the "Grant of Trust Estate" provision set forth at page 2 of the Trust Agreement is hereby amended by deleting the words "clause (iii)" in such sentence and replacing such words with the words "clause (ii)".

          (b) Confirmation of Grant of Trust Estate. In accordance with the first paragraph of the "Grant of Trust Estate" provision set forth at page 2 of the Trust Agreement, (i) as of the Additional Properties Closing Date, each of the Settlors hereby confirms the grant of a security interest in all Collateral set forth in such Grant of Trust Estate section of the Trust Agreement, including, without limitation any new Collateral arising in connection with the Additional Properties Closing Date or arising on or after the Additional Properties Closing Date, and (ii) pursuant to this Master Amendment, the Trustee is hereby informed of the existence of, and the security interest in, the new Collateral acquired on or after the Additional Properties Closing Date, which new

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     Collateral is hereby subject to a security interest in favor of the
     Trustee.

          (c) Amendments to Section 3.2 of Trust Agreement. Section 3.2(a) of the Trust Agreement is hereby amended by deleting the last sentence of
     Section 3.2(a) and replacing such sentence with the following sentences:

          "On the Additional Properties Closing Date, Lessee shall deposit into the Capital Improvements Account an amount equal to $152,843.75 (the "ADDITIONAL PROPERTIES CAPITAL IMPROVEMENTS AMOUNT"). The Additional Properties Capital Improvement Amount shall be used to satisfy, within 180 days of Additional Properties Closing Date, those capital improvements set forth in the Property Condition Reports prepared by Environmental Management Group, Inc. with respect to the Additional Properties, which capital improvements Lessee hereby agrees to complete, in a good and workmanlike manner free of any liens or claims. In addition to the Initial Capital Improvements Amount and Additional Properties Capital Improvements Amount, from time to time as required by the Flow of Funds Agreement, the Lessee shall deliver additional monies to Trustee, which additional amounts Trustee shall deposit in the Capital Improvements Account, and which sums, together with the Initial Capital Improvements Amount and the Additional Properties Capital Improvements Amount shall be designated as "CAPITAL IMPROVEMENTS FUNDS.""


          (d) Amendment to Section 3.15(a) of the Trust Agreement. Section 3.15(a) of the Trust Agreement is hereby amended by deleting the third
     (3rd) sentence thereof in its entirety and replacing same with the following:

     "On the Additional Properties Closing Date, Guarantor shall deposit an additional amount of not less than $2,500,000 (the "JV ADDITIONAL PROPERTIES DEPOSIT") from the proceeds received from the Joint Ventures or funded by Guarantor on the Additional Properties Closing Date into the Operating Reserve Account, and on or before October 31, 1999 Guarantor or Joint Ventures shall deposit into the Operating Reserve Account an amount which, when aggregated with the JV Additional Properties Deposit, shall equal $7,000,000 ."

          (e) Amendment to Section 3.15(b) of the Trust Agreement. Section 3.15(b) of the Trust Agreement is hereby amended (A) by inserting a "(i)" at the beginning of such Section 3.15(b) immediately prior to the words "On November 15, 1999, Lessee shall . . .", and (B) by deleting the reference to "$17,000,000" in the proviso to the last sentence of such Section 3.15(b)(i) and inserting in its stead the amount of "$19,000,000".

          (f) Further Amendment to Section 3.15(b)(i) of the Trust Agreement.
     Section 3.15(b)(i) is hereby amended to add the following sentence at the end of the first

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     paragraph of such subsection:

          "The parties hereto hereby agree that Lessee shall not receive credit for amounts deposited into the Operating Reserve Account pursuant to subsection 3.15(b)(ii) below in determining whether or not $19,000,000 has been deposited into the Operating Reserve Account in satisfaction of the requirements of this first paragraph of this subsection 3.15(b)(i)."

          (g) New Section 3.15(b)(ii). Section 3.15(b) is hereby further amended to create a new subsection (ii) which shall be inserted into Section 3.15(b) at the end of such subsection, immediately above subsection 3.15(c). New subsection 3.15(b)(ii) shall read as follows:

          "(ii) Commencing with January 1, 2000, and on the 5th day of each month thereafter to and including June 1, 2001, Chicago Title Insurance Company ("Escrow Agent") shall withdraw from the escrow fund (the "Palmer Ranch Escrow") established under the Palmer Ranch Escrow Agreement (hereinafter defined), and deposit $388,888 into the Operating Reserve Account to the extent the Escrow Agent is authorized to make a withdrawal and corresponding deposit pursuant to the terms of that certain Escrow Agreement (Palmer Ranch) dated as of September 30, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and the Trust Agreement, the "PALMER RANCH ESCROW AGREEMENT") among Surety, Lender, Guarantor, Manor Care, Inc. and the Escrow Agent. In addition, on June 1, 2001, the Escrow Agent shall, to the extent required by the Palmer Ranch Escrow Agreement, deposit the remaining portion of the Palmer Ranch Escrow, if any, into the Operating Reserve Account. The parties hereto hereby acknowledge that the right to receive any amounts from the Escrow Agent shall be subject to provisions and limitation set forth in the Palmer Ranch Escrow Agreement, and to the extent that Manor Care, Inc., Guarantor or any of their respective affiliates satisfies the conditions to release of the Palmer Ranch Escrow, no further funds will be deposited into the Operating Reserve Account pursuant to the Palmer Ranch Escrow Agreement. Amounts deposited in the Operating Reserve Account pursuant to the provisions of this subsection 3.15(b)(ii) shall not be included in the calculation of whether or not the $19,000,000 threshold has been achieved in the first paragraph of subsection 3.15(b)(i) above."

          (h) Amendment to Section 7.2 of the Trust Agreement. The references to "The First National Bank of Chicago" and "One First National Plaza" in
     Section 7.2 of the Trust Agreement are each hereby deleted and replaced with "Bank One, National Association" and "1 Bank One Plaza", respectively.

     Section 2.2 AMENDMENTS TO PARTICIPATION AGREEMENT.

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          (a) Waiver and Amendment of Section 3.2(g) - $5,000,000 Joint Venture
     Partners' Contributions. The requirement in Section 3.2(g) of the Participation Agreement requiring that the Joint Venture partners contribute at least $5,000,000 on the Additional Properties Closing Date is amended by reducing the amount of such contribution to be $3,750,000 on the Additional Properties Closing Date, so long as at least $2,500,000 of such contribution by the Joint Ventures is deposited into the Operating Reserve Account on the Additional Properties Closing Date in accordance with
     Article III of the Trust Agreement.

          (b) Amendment to Article IV of the Participation Agreement. Article IV to the Participation Agreement is hereby amended by adding the words "and the Additional Properties Closing Date" immediately after the words "as of the Closing Date" and before the period in the lead in language to such
     Article IV (before the beginning of Section 4.1 of such Article IV).

          (c) Amendment to Section 9.5 of the Participation Agreement. Section
     9.5 of the Participation Agreement is hereby amended to add the following new subsection (d) thereto:

     "(d) As soon as available, but in no event more than forty-five (45) days after the end of each of the Guarantor's first three fiscal quarters and within ninety (90) days after Guarantor's fourth fiscal quarter, Guarantor shall deliver to each of Noteholder, Surety and Borrower a certificate of compliance in the form of Exhibit A hereto (the "COMPLIANCE CERTIFICATE") which shall set forth calculation necessary to show compliance with the financial covenants set forth in this Section 9.5."

          (d) New Section 9.11 - Joint Venture Contribution Regarding Additional Properties. The Participation Agreement is hereby amended to insert a new section 9.11 thereto which shall read as follows:

     "Section 9.11. Additional Joint Venture Contribution. The Guarantor hereby covenants and agrees that on or prior to October 31, 1999, either the Guarantor or new or existing joint venture partners shall deposit into the Operating Reserve Account in accordance with Article III of the Trust Agreement, an amount, which when aggregated with the amount contributed by the Joint Ventures on the Additional Closing Date shall aggregate at least $7,000,000 in connection with the acquisition of the Additional Properties."

          (e) Amendment to Add Exhibit A to the Participation Agreement. The Participation Agreement is hereby amended to add "Exhibit A - Compliance Certificate" to such Agreement, a form of which is attached to this Master Amendment.

          (f) Amendment to Schedule 4.2(c)(ii) to the Participation Agreement.

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     Schedule 4.2(c)(ii) to the Participation Agreement - Owner Licenses and
     Permits is hereby deleted in its entirety and replaced with a new Schedule 4.2(c)(ii) to the Participation Agreement Owner Licenses and Permits attached to this Master Amendment.

     Section 2.3 AMENDMENTS TO LOAN AGREEMENT.

          (a) Amendment to Definition of "Additional Properties Outside Date." The definition of "Additional Properties Outside Date" set forth in Section
     1.1 of the Loan Agreement is hereby amended to add the following words at the end of such definition, immediately prior to the period at the end of such definition:

          "or such other date as the Lender and Borrower shall agree"

          (b) Amendment to Definition of "Assignments of Memoranda of Lease." The definition of "Assignments of Memoranda of Lease" set forth in Section
     1.1 of the Loan Agreement is hereby amended to add the following words at the end of such definition, immediately prior to the period at the end of such definition:

          "including, without limitation, any Collateral Assignments of Memoranda of Lease executed on the Initial Closing Date and on the Additional Properties Closing Date"

          (c) Amendment to Definition of "CERCLIS". The definition of "CERCLIS" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting "CERCIS" and replacing same with "CERCLIS".

          (d) Amendment to Definition of "Excluded Collateral". The definition of "Excluded Collateral" set forth in Section 1.1 of the Loan Agreement is hereby amended by adding the words "(together with any additional letter of credit delivered in connection with the Equity Advances made on the Additional Properties Closing Date in an amount of not more than $5,775,000)" immediately after the words "$9,975,000 letter of credit" and before the words "issued by Firstar Bank, Milwaukee, N.A."

          (e) Amendment to Definition of "Note". The definition of "Note" set forth in Section 1.1 of the Loan Agreement is hereby amended to add the following words at the end of such definition, immediately prior to the period at the end of such definition:

          ", as the same may be amended, modified, supplemented, renewed, restated or replaced in accordance with the terms thereof and the Trust Agreement, as applicable."

          (f) Amendment to Definition of "Pledge Agreements". The definition of


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     "Pledge Agreements" set forth in Section 1.1 of the Loan Agreement is hereby amended to add the following words at the end of each roman numeral subset:

          ", as the same may be amended, restated, supplemented or otherwise modified from time to time, in accordance with the terms thereof and the Trust Agreement, as applicable."


          (g) Definition of "Transaction Documents". The definition of "Transaction Documents" in Section 1.1 of the Loan Agreement is hereby amended to insert the words ",that certain Post Closing Agreement dated as of September 28, 1999 among the parties to the Trust Agreement" immediately after the words "the Lease Documents" and immediately before the words "and the Insurance Documents".

          (h) Amendment to Definition of "Trustee". The definition of "Trustee" set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "means Bank One, National Association, a national banking association duly established with its principal corporate trust office located in Chicago, Illinois (formerly known as The First National Bank of Chicago), acting in its capacity as trustee under the Trust Agreement."

          (i) Amendment to Definition of Other Terms. The definitions of "Participation Agreement', "Security Agreement", "Subordination of Management Agreements", "Subleases" and "Trust Agreement" set forth in
     Section 1.1 of the Loan Agreement are each hereby amended to add the following words at the end of each of such definitions, immediately prior to the period at the end of such definitions:

          ", as same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and the Trust Agreement, as applicable."

          (j) Amendment to Section 4.4 (a)(v) of the Loan Agreement. Section 4.4
     (a)(v) of the Loan Agreement is hereby amended by adding the following language at the end of such provision:

          "; provided, however, that for purposes of this Section 4.4 (a)(v) only, "Operating Expenses" shall include all Surety Premiums and interest expenses"

          (k) Amendment to Exhibit B-2 to Loan Agreement. Exhibit B-2 to Loan Agreement - Additional Properties is hereby deleted in it entirety and replaced with a new Exhibit B-2 to Loan Agreement - Additional Properties attached to this Master

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     Amendment.

          (l) Supplement to Exhibit C to Loan Agreement. Exhibit C to Loan Agreement - Disbursement Schedule is hereby supplemented by adding thereto a Disbursement Schedule relating to the funding to occur on the Additional Properties Closing Date, which supplement to Exhibit C is attached to this Master Amendment.

          (m) Amendment to Exhibit D to Loan Agreement. Exhibit D to Loan Agreement - Ground Leases is hereby deleted in it entirety and replaced with a new Exhibit D to Loan Agreement - Ground Leases attached to this Master Amendment.

          (n) Amendment to Exhibit E to Loan Agreement. Exhibit E to Loan Agreement - Subleases; Sublessees is hereby deleted in it entirety and replaced with a new Exhibit E - Subleases; Sublessees to Loan Agreement attached to this Master Amendment.

          (o) Amendment to certain Schedules to Loan Agreement. The following Schedules to the Loan Agreement are hereby deleted in their entirety and replaced with the following new Schedules, each of which is attached to this Master Amendment:

     Schedule 2.9(p) - Appraised Value of Individual Properties

     Schedule 3.1(e) - Addresses of Lessee; Offices; Places of Business, Location of Properties

     Schedule 3.9 - Pending Matters Against Lessee of the Properties

     Schedule 3.11-1 - Available Beds/Licensed Beds

     Schedule 3.11-2 - List of Regulatory Permits

     Schedule 3.19 - Legal Names

     Schedule 3.20(a) - Schedule of Plans

     Schedule 6.5 - Environmental Reports

          (p) Supplement to Schedules to Loan Agreement. Schedule 3.31(d) - Rent Rolls and Schedule 4.10 - Financial Projections are hereby supplemented by adding thereto additional information as to rent rolls and financial projections, respectively, relating to the funding to occur on the Additional Properties Closing Date, which

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     supplement to such Schedules 3.31 and Schedule 4.10 respectively, are attached to this Master Agreement.

     Section 2.4 AMENDMENT TO MASTER LEASE.

          (a) Amendment to Exhibit B to Master Lease. Exhibit B to Master Lease - Assigned Values is hereby deleted in its entirety and replaced with a new Exhibit B to Master Lease - Assigned Values attached to this Master Amendment.

          (b) Amendment to Exhibit C to Master Lease. Exhibit C to Master Lease - Ground Lease Properties is hereby amended by deleting the reference to the Lynwood, Washington Lease Property.

          (c) Amendment to Exhibit E to Master Lease. Exhibit E to Master Lease - Percentage for Determining Maximum Lessee Risk Amount is hereby deleted in its entirety and replaced with a new Exhibit E to Master Lease - Percentage for Determining Maximum Lessee Risk Amount attached to this Master Amendment.

     Section 2.5 AMENDMENT TO SUBLEASE.

          (a) Amendment to Exhibit B to each of Subleases. Exhibit B to Sublease - Allocated Values is hereby deleted in its entirety and replaced, in the case of each Sublease, with a new Exhibit B to Sublease - Allocated Values attached to this Master Amendment.

     Section 2.6 AMENDMENT TO REIMBURSEMENT AGREEMENT.

          (a) Amendment to Exhibit A to Reimbursement Agreement. Exhibit A to Reimbursement Agreement - Insurance Surety Bond is hereby supplemented to attach thereto the First Amendment to Insurance Surety Bond, which First Amendment is attached to this Master Amendment.

          (b) Amendment to Article VI to Reimbursement Agreement. Article VI of the Reimbursement Agreement is hereby amended to add the following language as a lead in to such Article, immediately prior to Section 6.01:

     "Each Borrower Party, as to itself, agrees with and covenants unto the Surety that, so long as the Bond remains in effect or any Reimbursement Obligations remains unpaid, such Borrower Party shall perform and comply, or cause the performance and compliance, with all covenants in set forth in this Article VI."

          (c)    Amendment to Article VII to Reimbursement Agreement. Article
     VII. B to Reimbursement Agreement (Covenants of the Lessee) is hereby amended by inserting


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     the words "so long as the Bond remains in effect or any Reimbursement
     Obligations remains unpaid," in the first line of the lead in to such
     Article VII. B, immediately after the words "covenants unto the Surety" and immediately prior to the words "that the Lessee shall perform".

          (d) Amendment to certain Schedules to Reimbursement Agreement. The following Schedules to the Reimbursement Agreement are hereby deleted in their entirety and replaced with the following new Schedules, each of which is attached to this Master Amendment:

     Schedule 5.1(e) - Addresses of Lessee; Offices; Places of Business, Location of Properties

     Schedule 5.9 - Pending Matters Against Lessee of the Properties

     Schedule 5.11-1 - Available Beds/Licensed Beds

     Schedule 5.11-2 - List of Regulatory Permits

     Schedule 5.19 - Legal Names

     Schedule 5.20(a) - Schedule of Plans

     Schedule 8.5 - Environmental Reports

          (e) Supplement to Schedules to Reimbursement Agreement. Schedule 5.31(d) - Rent Rolls (Amended and Restated) and Schedule 7.10 - Financial Projections to the Reimbursement Agreement are hereby supplemented by adding thereto additional information as to rent rolls and financial projections, respectively relating to the funding to occur on the Additional Properties Closing Date, which supplement Schedules 5.31 and
     Schedule 7.10 respectively, are attached to this Master Agreement.

     Section 2.7 AMENDMENT TO SUBORDINATION OF MANAGEMENT AGREEMENTS.

          (a)    Amendment to Recitals of Subordination of Management
     Agreements.

                 (1) The second recital to the Subordination of Management Agreements is hereby amended by deleting the word "Pita" in the first
          (1st) line thereof and replacing same with "AHC".

                 (2) The second, fourth and fifth recitals to the Subordination of Management Agreements are each hereby amended by adding the words "(or dated as of the Additional Properties Closing Date)" immediately after the words


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          "of even date herewith" in the (i) first (1st) line of such second recital, (ii) second (2nd) line of such fourth recital and (iii) second (2nd) line of such fifth recital.

              (3) The fourth and fifth recitals to the Subordination of Management Agreements are each hereby further amended by adding the words "as amended or modified," (i) immediately after the word "each," in the definition of "JV Management Agreement" in such fourth recital and (ii) immediately prior to the word "the" in the definition of "AHC Management Agreement" in such fifth recital.

          (b) Addition of New Section 22. The Subordination of Management Agreements is hereby amended to add a new Section 22 thereto as follows:

     "22. Each of the parties hereto acknowledge and agree that on or prior to the Additional Properties Closing Date, new Joint Ventures will be formed which will have an interest in the Properties financed on such Additional Properties Closing Date, and as a condition to such funding, such new Joint Ventures will be, and will be required to become a party to this Subordination of Management Agreements by execution of a Joinder Agreement in the form of Exhibit D hereto (the "JOINDER AGREEMENT") Each such party consents to such new Joint Ventures becoming a party to this Collateral Assignment of Management Agreements (Joint Ventures) in accordance with the provision of this Section 22."

          (c) Exhibit A to the Subordination of Management Agreements. Exhibit A to the Subordination of Management Agreements is hereby deleted in its entirety and replaced with a new Exhibit A to Subordination of Management Agreements attached to this Master Amendment.

          (d) Addition of Joinder Agreement. The Subordination of Management Agreements is hereby amended to add new Exhibit D -Joinder Agreement (Subordination of Management Agreements) thereto, a form of which is attached to this Master Amendment.

     Section 2.8 AMENDMENT TO PLEDGE AGREEMENT (JV PARTNERSHIP INTERESTS).

          (a) Amendment to Recital D. The first sentence of Recital D to Pledge Agreement (JV Partnership Interest) dated as of July 16, 1999 by Guarantor and ALS-CLARE BRIDGE, INC., a Delaware corporation, in favor of Trustee (the "JV PLEDGE") is hereby deleted in its entirety and replaced with the following:

               "D. The Loan is and shall be secured by, among other things, the Mortgages (i) from Borrower and Lessee to Trustee on the date hereof encumbering the Initial Properties and (ii) to be granted by Borrower and Lessee

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          in favor of Trustee on the Additional Properties Closing Date and
          encumbering the Additional Properties (each of the foregoing capitalized terms, as defined in the Loan Agreement). The Initial Properties and Additional Properties shall hereinafter be referred to collectively as the 'PROPERTIES'."

          (b) Further Amendment to Recital D The second sentence of Recital D to the JV Pledge is hereby amended by: (i) inserting the words "(or, as of the Additional Properties Closing Date, shall be)" immediately after the words "The Properties are..." on the third (3rd) line of said paragraph and immediately after the words "Property is" on the fifth (5th) line of said paragraph, and (ii) inserting the words "(or entered into as of the Additional Properties Closing Date)" immediately after the word "herewith" on the last line of said paragraph.

          (c) Confirmation of Grant. Pursuant to Section 2 of the JV Pledge, and in addition to the security interests in the other Collateral granted thereunder, Guarantor hereby confirms that it has pledged, assigned and granted to Trustee a continuing security interest in all of its right, title and interest in and to the Partnership Interests in the Joint Ventures (the "ADDITIONAL JOINT VENTURES") which are the sublessees of the Additional Properties acquired by Borrower (and leased by Borrower to Lessee) on the Additional Properties Closing Date and all of the other Pledged Collateral relating to such Joint Ventures, all in accordance with the terms and subject to the conditions of the JV Pledge.

          (d) Acknowledgment by JVs. By execution of this Master Amendment, each of the Additional Joint Ventures acknowledges the pledge of and security interest in the Pledged Collateral pursuant to the JV Pledge (as amended hereby), agrees that any inconsistency between the JV Pledge and any Joint Venture Documents shall be construed in favor of the JV Pledge and further acknowledges and agrees with all of the terms and conditions of the "Acknowledgment of Joint Ventures - Part II" attached to this Master Amendment.

          (e) Acknowledgment of Joint Ventures - Part II. The JV Pledge is hereby amended to add a new "Acknowledgment of Joint Ventures - Part II" thereto, a form of which is attached to this Master Amendment.

          (f) Exhibit A to Pledge Agreement (JV Partnership Interest). Exhibit A to Pledge Agreement (JV Partnership Interest) is hereby deleted in its entirety and replaced with new Exhibit A Pledge Agreement (JV Partnership Interest).

     Section 2.9 AMENDMENT TO SECURITY AGREEMENT MADE BY BORROWER.

          (a) That certain Security Agreement dated as of July 16, 1999 by Borrower in favor of Trustee is hereby amended by deleting the words "pursuant to subleases of even date herewith" in the second to last line of Recital C thereto and replacing such words with the words "pursuant to subleases dated as of July 16, 1999 and September 28, 1999".

          (b) Confirmation of Grant. Pursuant to Section 1 of the Security Agreement referenced in clause (a) above, and in addition to the security interests in the other Collateral granted thereunder, Borrower hereby confirms that it has pledged, assigned and granted to Trustee a continuing security interest in all of its right, title and interest in and to the Collateral (as defined in such Security Agreement) relating to the Additional Properties, all in accordance with the terms and subject to the conditions of such Security Agreement.

     Section 2.10 AMENDMENT TO SECURITY AGREEMENT MADE BY LESSEE.

          (a) That certain Security Agreement dated as of July 16, 1999 by Lessee in favor of Trustee is hereby amended by deleting the words "pursuant to subleases of even date herewith" in the second to last line of Recital D thereto and replacing such words with the words "pursuant to subleases dated as of July 16, 1999 and September 28, 1999".

          (b) Confirmation of Grant. Pursuant to Section 1 of the Security Agreement referenced in clause (a) above, and in addition to the security interests in the other Collateral granted thereunder, Borrower hereby confirms that it has pledged, assigned and granted to Trustee a continuing security interest in all of its right, title and interest in and to the Collateral (as defined in such Security Agreement) relating to the Additional Properties, all in accordance with the terms and subject to the conditions of such Security Agreement.

     Section 2.11 AMENDMENT TO COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT (AHC TENANT).

          (a) Collateral Assignment of Management Agreement (AHC Tenant). The third recital of that certain Collateral Assignment of Management Agreement (AHC Tenant) dated as of July 16, 1999 by the Lessee in favor of the Trustee is hereby amended by adding the words "as amended, restated, supplemented or modified in accordance with the terms thereof and the Trust Agreement, as applicable" in the definition of "Management Agreement" on the third line thereof immediately before the word "the" .

          (b) Exhibit A to Collateral Assignment of Management Agreement (AHC Tenant). Exhibit A to such Collateral Assignment of Management Agreement (AHC Tenant) by the Lessee in favor of the Trustee is hereby amended to attach thereto the amended Assisted Living Consultant and Management Services Agreement (Post

     Sublease) between the Lessee and Alterra, which Assisted Living Consultant Agreement shall give effect to the amendments contemplated hereby.

          (c) Acknowledgment and Consent By Manager - Part II. The CollateraL Assignment of Management Agreement (AHC Tenant) is hereby amended to add a new "Acknowledgment and Consent By Manager - Part II" thereto, a form of which is attached to this Master Amendment.

     Section 2.12 AMENDMENT TO COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT (JOINT VENTURES).

          (a) The third Whereas Clause contained in that certain Collateral Assignment of Management Agreements (Joint Ventures) dated as of July 16, 1999 by each of the limited partnerships set forth on Exhibit B thereto in favor of the Trustee is hereby amended to delete the following language at the end thereof:

          "and a true and correct copy of each Management is attached hereto as "Exhibit A-1" through "Exhibit A-20" and incorporated herein" and to replace such language with the following: "which Management Agreements are described on Exhibit A."

          (b) The third Whereas Clause of such Collateral Assignment of Management Agreements (Joint Ventures) is hereby further amended by inserting the words ", as amended or modified," immediately prior to the word "individually" on the fifth (5th) line thereof.

          (c) New Exhibit A. The Collateral Assignment of Management Agreements (Joint Ventures) is hereby amended to delete Exhibits A-1 through Exhibit A-20 and to replace same with a new Exhibit A - List of Management Agreements thereto, which Exhibit A is attached to this Master Amendment.

          (d) Joinder Agreement. The Collateral Assignment of Management Agreements (Joint Ventures) is hereby amended to add a new Section 18 thereto as follows:

     "18. Each of the parties hereto acknowledge and agree that on or prior to the Additional Properties Closing Date, new Joint Ventures will be formed which will have an interest in the Properties financed on such Additional Properties Closing Date, and as a condition to such funding, such new Joint Ventures will be, and will be required to become a party to this Collateral Assignment of Management Agreements (Joint Ventures) by execution of a Joinder Agreement in the form of Exhibit C hereto (the "JOINDER AGREEMENT") Each such party consents to such new Joint Ventures becoming a party to this Collateral Assignment of Management Agreements (Joint Ventures) in accordance with the provision of this Section 18."

          (e) Exhibit B to Collateral Assignment of Management Agreements (Joint Ventures). Exhibit B attached to such Collateral Assignment of Management Agreements (Joint Ventures) is hereby deleted in its entirety and replaced with new Exhibit B to Collateral Assignment of Management Agreements (Joint Ventures) attached to this Master Amendment.

          (f) Exhibit C - Joinder Agreement. The Collateral Assignment of Management Agreements (Joint Ventures) is hereby amended to add new Exhibit C - Joinder Agreement Collateral Assignment of Management Agreements (Joint Ventures) thereto, a form of which is attached to this Master Amendment.

          (g) Acknowledgment and Consent By Manager - Part II. The Collateral Assignment of Management Agreement (Joint Ventures) is hereby amended to add a new "Acknowledgment and Consent By Manager (Joint Ventures) - Part II" thereto, a form of which is attached to this Master Amendment.

     Section 2.13 AMENDMENT TO ASSISTED LIVING CONSULTANT AND MANAGEMENT SERVICES AGREEMENT (POST SUBLEASE). Exhibit A to that certain Assisted Living Consultant and Management Services Agreement (Post Sublease) dated as of July 16, 1999 between Guarantor and Lessee is hereby deleted in its entirety and replaced with a new Exhibit A attached to this Master Amendment.

     Section 2.14 AMENDMENT TO MASTER GLOSSARY OF DEFINITIONS.

          (a) Definition of "Equity Commitment". The definition of "Equity Commitment" is hereby deleted in its entirety and replaced with a new definition as follows:

                  "EQUITY COMMITMENT" shall mean an amount not to exceed $12,500,000.

          (b) Definition of "Excluded Collateral". The definition of "Excluded Collateral" is hereby amended by adding the words "(together with any additional letter of credit delivered in connection with the Equity Advances made on the Additional Properties Closing Date in an amount of not more than $5,775,000)" immediately after the words "$9,975,000 letter of credit" and before the words "issued by Firstar Bank, Milwaukee, N.A."

          (c) Definition of Manager. The definition of "Manager" is hereby amended by inserting the words " ALI Palmer Ranch East, Inc, a Delaware corporation," immediately after the comma after the words "a Delaware corporation," in the first line thereof and immediately prior to the word and any successor Manager."

          (d) Definition of "Guarantor Rental Obligations". The definition of "Guarantor Rental Obligations" is hereby amended by adding the following words at the end of such definition, immediately prior to the period at the end of such definition:

                  ", net of lease income".

     Section 2.15 AMENDMENT TO ALL NOTICE PROVISIONS FOR, AND ALL REFERENCES TO, "THE FIRST NATIONAL BANK OF CHICAGO". All references (i) to "The First National Bank of Chicago" in any of the Transaction Documents shall hereinafter be references to "Bank One, National Association", and (ii) to The First National Bank of Chicago's address for notice purposes in any of the Transaction Documents are hereby deleted in their entirety and replaced with the following name and address:

     "Bank One, National Association (formerly known as The First National Bank of Chicago), 1 Bank One Plaza, Suite 0126, Chicago, Illinois 60670, Attn:
     Global Corporate Trust"

     Section 2.16 WAIVER OF REIMBURSEMENT CONTRACT PROVISIONS FOR PALMER RANCH IN LOAN AGREEMENT, REIMBURSEMENT AGREEMENT AND PARTICIPATION AGREEMENT. Reference is made to Section 3.11 of the Loan Agreement, Section 5.1 of the Reimbursement Agreement and Section 4.6 of the Participation Agreement (collectively, the "LICENSING PROVISIONS"). The parties hereto hereby agree that notwithstanding the language set forth in such Licensing Provisions, (i) each of Borrower, Lessee, each Sublessee and/or Manager shall have until July 31, 2000 to be in compliance with all applicable Medicare Regulations and Medicaid Regulations and receive all Reimbursement Contracts (as each such terms are defined in the applicable Licensing Provision) with respect to Palmer Ranch and
(ii) each of Borrower, Lessee, each Sublessee and/or Manager shall have until the expiration of the Escrow Agreement (as defined above) to comply with the other Licensing Provisions with respect to Palmer Ranch.

     Section 2.17 CONSENT TO APPOINTMENT OF SUBMANAGER. The parties hereto hereby approve ALI Palmer Ranch East, Inc., a Delaware corporation and wholly-owned subsidiary of Guarantor ("ALI Palmer Ranch"), as the manager of nursing home beds within the Property known as Wynwood of Palmer Ranch East, Sarasota, Florida (the "Palmer Ranch SNF Beds") pursuant to that certain Nursing Facility Consultant and Management Services Agreement dated as of September 28, 1999 between Wynwood of Palmer Ranch East L.P. and ALI Palmer Ranch (the "SNF Management Agreement"). The parties hereto further agree, notwithstanding any provision of the Transaction Documents to the contrary, ALI Palmer Ranch and any successor manager of the Palmer Ranch SNF Beds approved pursuant to the Transaction Documents shall be entitled to enter into that certain Nursing Facility Consultant and Submanagement Services Agreement dated as of September 28, 1999 between ALI Palmer Ranch and Manor Care of Boynton Beach, Inc. (the "SNF Management Subcontract") without any further consent of the parties to the Transaction Documents, provided that, (i) ALI Palmer Ranch remains primarily obligated under the SNF Management Agreement to provide all services which are subcontracted pursuant to the SNF Management Subcontract,
(ii) all fees payable to the submanager pursuant to the SNF Management Subcontract are solely the responsibility of ALI Palmer Ranch and (iii) the SNF Management Subcontract is immediately terminable by ALI Palmer Ranch upon termination of the Management Agreement for the Palmer Ranch SNF Beds.

     Section 2.18. "PARTICIPATIONS" Notwithstanding anything to the contrary in any of the Transaction Documents (including, without limitation, Sections 9.3 of the Participation Agreement, Sections 5.2, 5.12 and 5.13 of the Loan Agreement) each of Borrower and SELCO (for purposes of this Section 2.17, each referred to individually as a "BORROWER PARTY") may, on or after December 31, 1999, sell, transfer, grant or assign participations in all or any part of their respective interests under the Transaction Documents without the consent of the parties hereto to a Person or Persons (each such Person hereinafter referred to as a "SUB-PARTICIPANT"); provided that (i) such selling Borrower Party shall remain the "Borrower", "Lessor" or "Equity Investor", as the case may be, for all purposes under the Transaction Documents (such selling Borrower Party's obligations under the Transaction Documents remaining unchanged) and the sub-participant shall not constitute a Borrower, Lessor or an Equity Investor, as the case may be, for any purposes hereunder or under any of the other Transaction Documents, (ii) no such sub-participant shall have, or be granted, rights to approve any amendment or waiver relating to the Transaction Document,
(iii) each such sub-participant shall be an institutional or corporate investor meeting the criteria set forth in Section 9.3(a) of the Participation Agreement, and (iv) there shall not be more than an aggregate of 5 sub-participants at any one time.

     In the case of any such participation, no sub-participant shall have any rights under the Transaction Documents (each sub-participant's rights shall be limited to rights against the Borrower Party in respect of such participation as set forth in the participation agreement between such sub-participant and such Borrower Party creating such sub-participation) and all amounts payable by the Trustee under the Flow of Funds Agreement shall be determined as if such Participant had not sold such participation; provided, however, that such sub-participant shall be entitled to receive additional amounts under Sections
10.2 and 10.7 of the Participation Agreement on the same basis as if it were a Borrower Party (but only to the extent that the Borrower Party would have been entitled to receive such additional amounts with respect to the interest participated had it not sold such participation).

     Section 2.19 CONSENT TO LICENSING SUBLEASES. The parties hereto consent to the Licensing Subleases to be entered into on the Additional Properties Closing Date, including without limitation the Sub-Sub-Sublease (SNF) dated as of September 28,1999 between ALI Palmer Ranch East, Inc., and Manor Care of Boynton Beach, Inc. with respect to the Palmer

Ranch SNF Beds.


                                   ARTICLE III
     RATIFICATIONS, CONFIRMATIONS AND ACKNOWLEDGMENTS; REPRESENTATION AND WARRANTIES


     Section 3.1 RATIFICATIONS, CONFIRMATION AND ACKNOWLEDGMENTS. Each of the parties hereto hereby acknowledges that (i) it is aware of, and has reviewed the terms of, the funding to occur on the Additional Properties Closing Date, and
(ii) it has reviewed the terms of this Master Amendment and by its execution hereof, consents to and acknowledges the terms hereof. In connection with the amendments contemplated hereby, and in order to induce the Lender to make the Additional Advance contemplated on the Additional Properties Closing Date, and to induce the Surety to issue the Amended and Restated Insurance Surety Bond and the Amended and Restated Back-Stop Surety Bond to cover the increased amount of the Additional Advances to be made on the Additional Properties Closing Date and to induce Borrower to make additional Equity Advances on the Additional Properties Closing Date, each of the parties hereto hereby confirms all of the representations and warranties made by it in the Transaction Documents to which it is a party, and confirms the grant of any security interest made by it in any Transaction Document to which it is a party, and to the extent not already covered by any security document (as amended hereby), hereby grants a security interest in its interest, if any, in the Additional Properties and all collateral relating thereto and located thereon. Except as expressly amended hereby, all of the provisions of the Transaction Documents (including, without limitation, the Guarantee) shall remain unaltered and in full force and effect, and, as amended hereby, such Transaction Documents are in all respects agreed to, ratified and confirmed by the parties hereto.

     Section 3.2 REPRESENTATION AND WARRANTIES.

          (a) Each of the parties hereto hereby represents and warrants that is has full power and authority to execute and deliver this Master Amendment, and upon execution hereof, this Master Amendment will constitute the valid and binding obligation of such party, enforceable against such party in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditor's rights.

          (b) As of the date of this Master Amendment, each of the parties hereto hereby certifies that all of the representations and warranties made by each such party in the applicable Transaction Document to which it is a party are true and correct as of the date hereof.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.1 REFERENCES. Upon the effectiveness of this Master Amendment, all references in any of the Transaction Documents and in all other agreements, documents, certificates, exhibits and instruments executed pursuant thereto, including, without limitation, references to "this Agreement," "hereunder," "hereof," "herein" and words of like import contained in any such Transaction Documents shall, except where the context otherwise requires, mean and be a reference to the applicable Transaction Document as amended hereby.

     Section 4.2 COUNTERPARTS, SEVERABILITY AND EFFECTIVENESS. This Master Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Master Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Master Amendment shall become effective upon the execution of a copy hereof, whether by the same or different copies, by the parties hereto.

     Section 4.3 TRUSTEE. The parties hereto acknowledge and agree that Trustee is acting not in its individual capacity, but solely in its capacity as Trustee under the Trust Agreement, and that where there is any reference herein to Trustee (except for any duties of the Trustee under the Sublease, of which it is not a party) performing any activity, making any decision or determination, approving or consenting to any matter, exercising any rights, fulfilling any obligation, exercising any discretion or otherwise acting in any capacity, Trustee will not take such action unless it is specifically authorized and directed to do so in each instance pursuant to the Trust Agreement.

     Section 4.4 GOVERNING LAW. THIS MASTER AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have caused this Master Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   "BORROWER":

                                   PITA GENERAL CORPORATION,
                                   an Illinois corporation

                                   By: /s/ Mindy Berman
                                      -------------------------------------
                                       Mindy Berman
                                       Vice President

                                   "SURETY":

                                   ZC SPECIALTY INSURANCE COMPANY,
                                   a Texas corporation

                                   By: /s/ Lynn Finkel
                                      ------------------------------------
                                       Lynn Finkel
                                       Vice President


                                   "LENDER":

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation

                                   By: /s/ Warren Ashenmil
                                      ------------------------------------
                                       Warren Ashenmil
                                       Senior Vice President

                                  "GUARANTOR":

                                  ALTERRA HEALTHCARE CORPORATION,
                                  a Delaware corporation

                                  By: /s/ David M. Boitano
                                     --------------------------------
                                      David M. Boitano
                                      Senior Vice President

                                  "LESSEE":

                                  AHC TENANT, INC.,
                                  a Delaware corporation

                                  By: /s/ David M. Boitano
                                     --------------------------------
                                      David M. Boitano
                                      Vice President





                                  "SELCO":

                                  SELCO SERVICE CORPORATION, an Ohio corporation

                                  By: /s/ Donald C. Davis
                                     --------------------------------
                                      Donald C. Davis
                                      Vice President


                                  "TRUSTEE":

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  with its principal office
                                  located in Chicago, Illinois
                                  (formerly known as THE FIRST
                                  NATIONAL BANK OF CHICAGO), as
                                  Trustee

                                  By: /s/ Jeffrey L. Kinney
                                     --------------------------------
                                     Jeffrey L. Kinney
                                     Vice President

                                  "ALS-CLARE BRIDGE"

                                  ALS-CLARE BRIDGE INC., a Delaware corporation

                                  By: /s/ David M. Boitano
                                     --------------------------------
                                      David M. Boitano


                                  "ALS PALMER RANCH"

                                  ALS PALMER RANCH EAST, INC.,
                                  a Delaware corporation

                                  By: /s/ David M. Boitano
                                     --------------------------------
                                      David M. Boitano

                        SCHEDULE 3.1(E) TO LOAN AGREEMENT
                ADDRESSES OF LESSEE; OFFICES; PLACES OF BUSINESS;
                             LOCATION OF PROPERTIES

ADDRESS OF PRINCIPAL PLACE OF
BUSINESS AND CHIEF
EXECUTIVE OFFICE OF LESSEE

450 North Sunnyslope Road
Suite 300
Brookfield, WI 53005

LOCATION OF PROPERTIES

1.   1935 South Federal Highway
     Boynton Beach, FL  33435
     (Palm Beach County)

2.   3005 S. Congress Avenue
     Boynton Beach, FL  33435
     (Palm Beach County)

3.   285 West Central Avenue
     Brea, California  92621
     (Orange County)

3.   5326 Park Road
     Charlotte, NC  28209
     (Mecklenburg County)

4.   7375 Stock Ranch Road
     Citrus Heights, CA  95621
     (Sacramento County)

5.   4375 Beech Haven Trail, SE
     Smyrna, GA  30080
     (Cobb County)

6.   2850 N. Academy Boulevard
     Colorado Springs, CO  80917
     (El Paso County)

7.   475 Irvin Court
     Decatur, GA  30030
     (DeKalb County)

8.   3790 W. Quincy Avenue
     Denver, CO  80236
     (Denver County)

9.   880 Patricia Avenue
     Dunedin, FL  34698
     (Pinellas County)

10.  590 Old Hook Road
     Emerson, NJ  07630
     (Bergen County)

11.  1260 Hightower Trail
     Atlanta, GA  30350
     (Fulton County)

12.  1262 Hightower Trail
     Atlanta, GA  30350
     (Fulton County)

13.  18705 36th Avenue
     Lynnwood, WA  98037
     (Snohomish County)

14.  6145 East Arbor Avenue
     Mesa, Arizona  85206
     (Maricopa County)

15.  11001 Oakmont
     Overland Park, Kansas  66210
     (Johnson County)

16.  9296 West Union Hills Drive
     Peoria, AZ  85382
     (Maricopa County)

17.  3105 Plumas Street
     Reno, NV  89509
     (Washoe County)

18.  1127 Persinger Road, SW
     Roanoke, Virginia  24015
     (Roanoke County)

19.  5111 Palmer Ranch Parkway
     Sarasota, FL  34238
     (Sarasota County)

20.  5511 Swift Road
     Sarasota, FL  34231
     (Sarasota County)

21.  21739 N. 151st Avenue
     Sun City West, AZ  85375
     (Maricopa County)

22.  3701 N. Swan Road
     Tucson, Arizona  85718
     (Pima County)

23.  820 Hamburg Turnpike
     Wayne, NJ  07470
     (Passaic County)

24.  27569 Detroit Road
     Westlake, Ohio  44145
     (Cuyahoga County)

25.  520 Prospect Avenue
     West Orange, NJ  07052
     (Essex County)

26.  8101 South Painter Avenue and 8132 Friends Avenue
     Whittier, California  90602
     (Los Angeles County)

OTHER OFFICES OF LESSEE

None.